                        Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

       COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)

 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5) Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2002

                              -------------------

    To the Stockholders of
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 24, 2002 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
March 18, 2002:

        1. To elect four Directors of the Fund, three of whom will hold office for a term of three years, and one of whom will hold office for a term of two years, and until his or her successor is duly elected and qualified;

        2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund for its fiscal year ending December 31, 2002; and

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Directors have fixed the close of business on March 11, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,

                                         ROBERT H. STEERS
                                         ROBERT H. STEERS
                                         Secretary

New York, New York
March 18, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................   1
Proposal One: Election of Directors.........................   2
Proposal Two: Ratification or Rejection of Selection of
  Independent Certified Public Accountants..................   5
Fees Paid to PricewaterhouseCoopers LLP.....................   6
Certain Information Regarding the Adviser and the
  Administrator.............................................   6
Officers of the Fund........................................   6
Submission of Proposals for the Next Annual Meeting of
  Stockholders..............................................   7
Other Matters...............................................   7
Votes Required..............................................   7

                                PROXY STATEMENT
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2002

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Total Return Realty Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 24, 2002 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 18, 2002.

    The presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

    The Board of Directors has fixed the close of business on March 11, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 11, 2002 consisted of 9,248,793.7737 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors and for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent certified public accountants for its fiscal year ending
December 31, 2002. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to stockholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at 757 Third Avenue, New York, New York 10017,
(800) 330-REIT, and they will be sent promptly by first-class mail.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    At the Meeting, four Directors will be elected, to serve for a term of three years and until his successor is duly elected and qualified. The nominees are Gregory C. Clark, Bonnie Cohen, Richard J. Norman and Willard H. Smith Jr., all of whom, if, elected, will serve for a term to expire in 2005, except
Mr. Norman, who, if elected, will serve for a term to expire in 2004. In addition to the Fund, each Director also currently serves as Director of the six other funds within the Cohen & Steers Fund Complex. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

    At the Annual Meeting of stockholders held on April 27, 1994, the Fund's stockholders elected the board of directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2002. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

    The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why the nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning Mr. Clark, Ms. Cohen, Mr. Norman and Mr. Smith, and the other members of the Board of Directors is set forth as follows:


                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE            WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ---------------------            ---------             -------------------         -----------  ---------    ---------

Disinterested Directors

Gregory C. Clark .............       Director        Private Investor. Prior          Since 1993     2005'D'        7
 376 Mountain Laurel Drive                           thereto, President of
 Aspen, Colorado                                     Wellspring Management Group,
 Age: 55                                             Inc. (investment advisory firm)

Bonnie Cohen .................       Director        Consultant. Prior thereto,       Since 2001     2005'D'        7
 1824 Phelps Place, N.W.                             Undersecretary of State, United
 Washington, D.C.                                    States Department of State.
 Age: 59

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE            WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ---------------------            ---------             -------------------         -----------  ---------    ---------
George Grossman ..............       Director        Attorney-at-Law.                  Since 1993     2003           7
 17 Elm Place
 Rye, New York
 Age: 48

Richard J. Norman ............       Director        Private Investor. Prior thereto,  Since 2001     2004'D'        7
 7520 Hackamore Drive                                Investment Representative of
 Potomac, Maryland                                   Morgan Stanley Dean Witter.
 Age: 58

Willard H. Smith Jr.  ........       Director        Board member of Essex Property    Since 1996     2005'D'        7
 5208 Renaissance Avenue                             Trust, Inc., Highwoods
 San Diego, California                               Properties, Inc. and Realty
 Age: 65                                             Income Corporation. Managing
                                                     Director at Merrill Lynch & Co.,
                                                     Equity Capital Markets Division,
                                                     from 1983 to 1995.

Interested Directors

Martin Cohen .................  Director, President  President of Cohen & Steers       Since 1993     2004           7
 757 Third Avenue                  and Treasurer     Capital Management, Inc., the
 New York, New York                                  Fund's Investment Manager.
 Age: 53

Robert H. Steers .............  Director, Chairman   Chairman of Cohen & Steers        Since 1993     2003           7
 757 Third Avenue                  and Secretary     Capital Management, Inc., the
 New York, New York                                  Fund's Investment Manager.
 Age: 49

---------

  * Member of the Audit Committee.

 ** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

'D' If elected at the Meeting.

    Martin Cohen and Bonnie Cohen are unrelated.

    During the Fund's fiscal year ended December 31, 2001, the Board of Directors met four times. All of such Directors attended all of the meetings of the Board of Directors, except Ms. Cohen and Mr. Norman, who attended the one meeting held after their election to the Board of Directors. The Fund maintains one standing Board Committee, the Audit Committee of the Board of Directors, which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee, which met twice during the fiscal year ended December 31, 2001, assists the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee meets with the Fund's independent auditors to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and discussed with PricewaterhouseCoopers LLP the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the

Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders. The Board of Directors has adopted for the Audit Committee a written charter, a copy of which is included as an appendix to this proxy statement. The members of the Audit Committee also meet the independence requirements of the New York Stock Exchange's listing standards.

    Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2001, such fees and expenses paid by the Fund totaled $33,991.

    As of March 11, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN THE
                                              SECURITIES IN THE FUND AS OF  COHEN & STEERS FUND COMPLEX
                                                     MARCH 11, 2002            AS OF MARCH 11, 2002
                                                     --------------            --------------------
Robert H. Steers............................         Over $100,000                 Over $100,000
Martin Cohen................................         Over $100,000                 Over $100,000
Gregory C. Clark............................       $10,001 - $50,000               Over $100,000
Bonnie Cohen................................       $10,001 - $50,000            $50,001 - $100,000
George Grossman.............................       $10,001 - $50,000             $10,001 - $50,000
Richard J. Norman...........................       $10,001 - $50,000               Over $100,000
William H. Smith Jr. .......................          $1 - $10,000               $10,001 - $50,000

    COMPENSATION OF DIRECTORS AND OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each director represents the six funds that each director served in the fund complex during 2001. The Directors do not receive any pension or retirement benefits from the Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2001

                                                                                 TOTAL
                                                               AGGREGATE     COMPENSATION
                                                              COMPENSATION      PAID TO
                                                                  FROM       DIRECTORS BY
                  NAME OF PERSON, POSITION                     REGISTRANT    FUND COMPLEX
                  ------------------------                     ----------    ------------
Gregory C. Clark*, Director.................................     $7,500         $41,250
Bonnie Cohen, Director......................................     $1,875         $11,250***
Martin Cohen**, Director and President......................     $    0         $     0
George Grossman*, Director..................................     $7,500         $41,250
Richard J. Norman*, Director................................     $1,875         $11,250***
Willard H. Smith*, Director.................................     $7,500         $41,250
Robert H. Steers**, Director and Chairman...................     $    0         $     0

---------

  * Member of the Audit Committee.

 ** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

*** Ms. Cohen and Mr. Norman were elected as Directors of the fund complex on December 3, 2001.

                              -------------------

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.

    Based upon its review of the copies of such forms received by it, the Fund believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to its Reporting Persons were met.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                                  PROPOSAL TWO
                   RATIFICATION OR REJECTION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 2002. Their selection was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act, at a meeting held on March 5, 2002. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on September 24, 1993 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and review the financial statements of the Fund and the results of their examination thereof.

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

    AUDIT FEES. The Fund paid PricewaterhouseCoopers LLP $34,000 to audit the Fund's financial statements for the fiscal year ended December 31, 2001.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid to PricewaterhouseCoopers LLP during the fiscal year ended
December 31, 2001 by the Fund or Cohen & Steers Capital Management, Inc., or any affiliate that provided services to the Fund, for financial information systems design and implementation.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services rendered to the Fund and services rendered in connection with the reorganization transaction the Fund participated in during 2001, and other services rendered to Cohen & Steers Capital Management, Inc. or any affiliate that provided services to the Fund, were $73,110 for the fiscal year ended December 31, 2001.

    The Audit Committee of the Fund's Board of Directors considered and concluded that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                 CERTAIN INFORMATION REGARDING THE ADVISER AND
                               THE ADMINISTRATOR

    The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment adviser (the 'Adviser') under an investment advisory agreement dated September 17, 1993. Martin Cohen and Robert H. Steers are 'controlling persons' of the Adviser on the basis of their ownership of more than 10% of the Adviser's stock. Their address is 757 Third Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator to the Fund.

                              OFFICERS OF THE FUND

    The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman and Secretary (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Adam M. Derechin, Vice President and Assistant Treasurer, age 37, joined the Advisor in 1993 and has been a Senior Vice President since 1998 and prior to that was a Vice President since 1995.

    Lawrence B. Stoller, Assistant Secretary, age 38, joined the Advisor in 1999 as Senior Vice President and General Counsel. For the five years prior to that time, he was Associate General Counsel at Neuberger Berman Management Inc. (1998-1999) and Assistant General Counsel of The Dreyfus Corporation (1995-1998).

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Fund by November 15, 2002 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of one-half of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. Ratification of the selection of the independent certified public accountants, as set forth in Proposal 2, will require a majority of the votes cast at the Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.

                                         By order of the Board of Directors,

                                         ROBERT H. STEERS
                                         ROBERT H. STEERS
                                          Secretary

March 18, 2002
New York, New York

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

    The Audit Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Audit Committee shall also act as a liaison between the Fund's independent accountants and the Board of Directors.

    The Audit Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Directors and the Audit Committee.

MEMBERSHIP

    The Audit Committee shall be comprised of as many directors as the Board of Directors shall determine, but in any event no less than three. No member shall be an 'interested person' of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Audit Committee shall also meet the requirements of being 'Independent,' as defined in the New York Stock Exchange Listed Company Manual 'SS'303.01, and shall be free of any relationship that, in the judgment of the Board of Directors, may interfere with the exercise of his or her independent judgment.(1)

    Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Directors in its business judgment.(2)

---------
(1) The National Association of Securities Dealers, Inc. (the 'NASD') and the American Stock Exchange ('AMEX') have similar definitions of independence except that under the subheading 'Business Relationship,' a director who is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization of which the Fund made or received payments (except those payments arising from investments in the Fund's securities) that exceed 5% of the Fund's gross revenues for that year or $200,000, whichever is more, in any of the past three years is not independent. Furthermore, a director who accepts any compensation from the Fund or its affiliates, in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax qualified retirement plan or non-discretionary compensation is not independent.

(2) 'Financially literate' would be determined by the Board of Directors under the NYSE listing requirements while the AMEX and NASD require that the audit committee members be able to read and understand financial statements, including the Fund's balance sheet, income statement and cash flow statement. 'Accounting or related financial management experience' would be determined by the Board of Directors under the NYSE listing requirements while the AMEX and NASD require that the person satisfying the requirement has past employment experience in finance or accounting, a requisite professional certification in accounting, or any other comparable experience or background which results in the individuals's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.(3)

RESPONSIBILITIES AND DUTIES

    The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

THE AUDIT COMMITTEE SHALL:

    1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

    2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard No. 1.(4)

    3. Engage in a dialog with the independent accountants and the Board of Directors concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

    4. Review the fees charged by the independent accountants for audit and other services.

    5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Directors and stockholders.

    6. Review with management and the independent accountants the audited financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards No. 61.(5)

---------
(3) According to the NASD and AMEX, 'accounting or related financial management expertise' requires a member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

(4) ISB Standard No. 1 generally requires, among other things, that an auditor
    (i) disclose to the Audit Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

(5) SAS No. 61 ('Communication with Audit Committees') requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
    (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

    7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

    8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

    9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

    10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

    11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

    12. Report to the Board of Directors regularly on the Audit Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

    13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors.

    14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies, practices or its internal controls.

    15. Perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

MEETINGS

    The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

    The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Fund, recognizing, however, that the Fund's management may reimburse the Fund for this expense to the extent that an expense reimbursement program may be in effect.

                                                                         ANNEX A

            NEW YORK STOCK EXCHANGE LISTED COMPANY MANUAL 'SS'303.01

    (2)  Composition/Expertise Requirement of Audit Committee Members.

        (a) Each audit committee shall consist of at least three directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the company ('Independent').

    (3) Independence Requirement of Audit Committee Members. In addition to the definition of Independent provided above in (2)(a), the following restrictions shall apply to every audit committee member:

        (a) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

        (b) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

    'Business relationships' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

        (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves that corporation's compensation committee may not serve on the audit committee.

        (d) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship. See para. 303.02 for definition of 'Immediate Family.'

                                   APPENDIX 1

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers
Total Return Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue,
New York 10017 on April 24, 2002 at 10:00 a.m., and at any adjournments thereof.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
---------------------------                   ---------------------------
---------------------------                   ---------------------------
---------------------------                   ---------------------------


[ ]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
----------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

1. Election of Directors.

                GREGORY C. CLARK
                BONNIE COHEN
                RICHARD J. NORMAN
                WILLARD H. SMITH JR.

              FOR ALL                             FOR ALL
             NOMINEES         WITHHOLD            EXCEPT
               [ ]              [ ]                 [ ]

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 2002.

                FOR            AGAINST            ABSTAIN
                [ ]              [ ]                [ ]

3. To transact such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy.

-----------------------------------------
Date

-----------------------------------------
Stockholder sign here

-----------------------------------------
Co-owner sign here

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.



                         STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...................................'D'
 The section symbol shall be expressed as............................... 'SS'